UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________

FORM 8-K
__________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 24, 2012

METROPCS COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-33409	20-0836269
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2250 Lakeside Boulevard Richardson, Texas	75082
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: 214-570-5800

(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 30, 2012, the Board of Directors of MetroPCS Communications, Inc., a Delaware corporation (the “Company”), adopted and approved an amendment to the MetroPCS Communications, Inc. Severance Pay Plan, initially adopted on May 4, 2010 and subsequently amended on May 12, 2011 (the “2010 Severance Plan”) amending certain terms of the 2010 Severance Plan (as amended, the “2012 Severance Plan”) in compliance with Section 409A of the Internal Revenue Code and providing a five percent (5%) increase in the percentage allocated to the Additional Payment (as defined in the 2012 Severance Plan) to two executive officers of the Company, the President and Chief Operating Officer and the Chief Financial Officer and Vice Chairman. The increase in the percentage allocated to the Additional Payment is consistent with the increase in the target percentages associated with the annual cash performance awards granted under the MetroPCS Communications, Inc. 2010 Equity Incentive Compensation Plan as described in the Company's definitive proxy statement relating to the 2012 Annual Meeting of Stockholders (the “Annual Meeting”), filed with the U.S. Securities and Exchange Commission on April 16, 2012.

The preceding description of the amendments to the 2010 Severance Plan is a summary and should be read in conjunction with, and is qualified in its entirety by reference to, the full text of the 2012 Severance Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 24, 2012, after notice was duly given and at which a quorum of the Company's stockholders was represented by proxy or in person. At the Annual Meeting the following two proposals were presented:
(1) The election of Class II directors to serve for three years or until their successors are duly elected and qualified; and
(2) The ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the Company's fiscal year 2012.

Proposal 1 - Election of Directors

The following directors were elected at the Annual Meeting to serve as Class II directors for a three-year term, or until their successors are elected and qualified, unless the director earlier resigns, passes away or otherwise no longer serves as a director:

Director Nominee	For	Authority Withheld	Broker Non-Votes
John (Jack) F. Callahan, Jr.	289,908,239	5,037,644	35,675,348
W. Michael Barnes	259,523,976	35,421,907	35,675,348

Proposal 2 - Ratification of the appointment of Deloitte & Touche LLP
The stockholders ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the Company's fiscal year 2012 as follows:

For	Against	Abstained
330,048,789	274,911	297,531

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

EXHIBIT NUMBER		DESCRIPTION
10.1	—	MetroPCS Communications, Inc. Severance Pay Plan, effective May 30, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROPCS COMMUNICATIONS, INC.

Date: May 31, 2012	By:	/s/ J. Braxton Carter
J. Braxton Carter Chief Financial Officer and Vice Chairman